FIRST QUARTER 2022 FINANCIAL RESULTS May 3rd, 2022

2 Safe Harbor Forward-Looking Statements This presentation contains forward-looking statements, including those related to Infinera’s expectations regarding its business model and strategy, market opportunities and trends, competition, and customers; expectations regarding industry-wide supply chain challenges and ongoing COVID-19 pandemic impacts; and Infinera's financial outlook for the second quarter of 2022. All statements other than statements of historical fact could be deemed forward looking, including, but not limited to, statements made about future market, financial and operating performance; statements regarding future products or technology, as well as the timing to market of any such products or technology; any statements about historical results that may suggest trends for Infinera’s business; and any statements of assumptions underlying any of the items mentioned. These forward-looking statements are based on estimates and information available to Infinera at the time of this presentation and are not guarantees of future performance; actual results could differ materially from those stated or implied due to risks and uncertainties. The risks and uncertainties that could cause Infinera’s results to differ materially from those expressed or implied by such forward-looking statements include supply chain issues, including delays, shortages and increased costs, and Infinera's dependency on sole source, limited source or high-cost suppliers; delays in the development, introduction or acceptance of new products or updates to existing products; fluctuations in demand, sales cycles and prices for products and services, including discounts given in response to competitive pricing pressures, as well as the timing of purchases by Infinera's key customers; aggressive business tactics by Infinera’s competitors; the effect of the COVID-19 pandemic on Infinera’s business, results of operations, financial condition, stock price and personnel; Infinera’s ability to identify, attract and retain qualified personnel; the effects of customer and supplier consolidation; Infinera’s ability to respond to rapid technological changes; Infinera’s future capital needs and its ability to generate the cash flow or otherwise secure the capital necessary to meet such capital needs; the effect of global and regional economic conditions on Infinera’s business, including effects on purchasing decisions by customers; risks and compliance obligations relating to Infinera’s international operations as well as actions by the U.S. or foreign governments, including related to Russia’s military operations in the Ukraine; the impacts of foreign currency fluctuations; Infinera's ability to service its debt obligations and pursue its strategic plan; Infinera’s ability to protect its intellectual property; claims by others that Infinera infringes on their intellectual property rights; events that are outside of Infinera’s control, such as natural disasters, terrorist attacks or other catastrophic events that could harm Infinera’s operations; and other risks and uncertainties detailed in Infinera’s SEC filings from time to time. More information on potential factors that may impact Infinera’s business are set forth in its Annual Report on Form 10-K for the year ended December 25, 2021 as filed with the SEC on February 23, 2022, as well as subsequent reports filed with or furnished to the SEC from time to time. These reports are available on Infinera’s website at www.infinera.com and the SEC’s website at www.sec.gov. Infinera assumes no obligation to, and does not currently intend to, update any such forward-looking statements. This presentation includes certain non-GAAP financial measures such as non-GAAP revenue, non-GAAP gross margin, non-GAAP operating expenses, non-GAAP operating margin, non- GAAP diluted EPS, adjusted EBITDA and free cash flow. We present non-GAAP financial measures in addition to, and not as a substitute for, financial measures calculated in accordance with generally accepted accounting principles (“GAAP”). Non-GAAP measures should not be considered in isolation or as alternatives to GAAP measures. In addition, the non-GAAP measures we use, as presented, may not be comparable to similar measures used by other companies. Infinera believes these adjustments are appropriate to enhance an overall understanding of its underlying financial performance and also its prospects for the future and are considered by management for the purpose of making operational decisions. See the last two slides in this presentation for reconciliations to the most comparable GAAP financial measures. © 2022 Infinera. All rights reserved.

3 Q1’22 HIGHLIGHTS WON LARGE DEALS WITH HOUSEHOLD BRAND NAMES STRENGTH IN AMERICAS, ICPs, OTHER SERVICE PROVIDERS EXPANDED MEMBERSHIP OF OPEN XR FORUM INCL. EQUIPMENT MFRs C U S T O M E R S U C C E S S RECORD BACKLOG DOUBLE-DIGIT YoY BOOKINGS GROWTH TIGHT EXPENSE CONTROL F I N A N C I A L S PROGRESS ON 8 X 4 X 1 STRATEGY FOCUS ON COMPELLING TARGET BUSINESS MODEL BUSINESS STRUCTURE ALIGNED WITH STRATEGY V A L U E D R I V E R S RAMPED ICE6 TO HIGH-TEENS AS % OF PRODUCT REVENUE ~200% YoY GROWTH IN GX METRO BOOKINGS SUBSYSTEMS GROUP ACHIEVED KEY PLUGGABLES MILESTONES S O L U T I O N S © 2022 Infinera. All rights reserved.

4 * See reconciliation of GAAP to non-GAAP on the last two pages of this slide deck. B O O K I N G S : ST R E N G T H I N A M E R I C A S , I C P s A N D G X M E T R O ; R EC O R D B A C K L O G1 R E V E N U E : G R O W T H D R I V E N F R O M I C E 6 , M E T R O , I C P s , O T H E R S E R V I C E P R O V I D E R S2 O P E X : H I G H E R S & M S P E N D , F O C U S E D I N V E ST M E N T S I N R & D4 O P E R AT I N G M A R G I N : I M PA C T E D BY L O W E R G R O S S M A R G I N , S L I G H T LY H I G H E R O P E X5 G R O S S M A R G I N : I M PA C T E D BY S U P P LY C H A I N , P R O D U C T M I X ; O F F S E T BY I C E 63 Y E A R - O V E R - Y E A R T R E N D S F I N A N C I A L S Q1’22 FINANCIALS & COMPARISON TO PRIOR PERIODS © 2022 Infinera. All rights reserved. FINANCIAL METRICS QoQ YoY (Non-GAAP*) CHANGE CHANGE Revenue ($M) $332 $401 $339 -16% 2% Gross Margin % 37.6% 37.2% 36.2% -100bps -140bps Opex ($M) $124 $132 $126 -4% 2% Operating Margin % 0.4% 4.3% -1.0% -530bps -140bps Diluted EPS ($0.03) $0.03 ($0.07) ($0.10) ($0.04) Q1’21 Q4’21 Q1’22

5 QoQ YoY CHANGE CHANGE Region United States $ 157.6 $ 167.4 $ 170.2 2% 8% Other Americas $ 19.5 $ 30.0 $ 20.9 -30% 7% Europe, Middle East and Africa $ 114.9 $ 153.8 $ 108.6 -29% -6% Asia Pacific $ 38.9 $ 49.1 $ 39.2 -20% 1% Total $ 330.9 $ 400.3 $ 338.9 -15% 2% Channel Direct $ 271.3 $ 304.0 $ 260.9 -14% -4% Indirect $ 59.6 $ 96.3 $ 78.0 -19% 31% Total $ 330.9 $ 400.3 $ 338.9 -15% 2% Vertical Tier 1 $ 133.1 $ 123.6 $ 87.4 -29% -34% Other Service Provider $ 124.1 $ 180.4 $ 159.3 -12% 28% ICP $ 43.8 $ 71.4 $ 71.6 0% 64% Cable $ 30.0 $ 24.9 $ 20.6 -17% -31% Total $ 330.9 $ 400.3 $ 338.9 -15% 2% Q1’21 Q4’21 Q1’22 F I N A N C I A L S REVENUE BY REGION & BY VERTICAL © 2022 Infinera. All rights reserved. GAAP revenue in $ millions; totals may not add up exactly due to rounding. A M E R I C A S : D E S I G N W I N S , G R O W T H AT I C P s , O T H E R S E R V I C E P R O V I D E R S1 E M E A : T I M I N G O F L A R G E D E A L S , I N C L . S U B S E A , S U S P E N S I O N O F O P S . I N R U S S I A2 T I E R 1 : S E A S O N A L I T Y, T I M I N G O F D E A L S ; B O O K I N G S ST R O N G , E S P E C I A L LY I N U SA 4 O T H E R S E R V I C E P R O V I D E R S : N E W W I N S , F O O T P R I N T E X PA N S I O N , P R O J E C T R A M P S3 Y E A R - O V E R - Y E A R T R E N D S

6 2 0 2 2 O P T I C A L N E T W O R K I N G I N D U S T R Y 4 KEY DEMAND DRIVERS C O H E R E N T O P T I C A L E N G I N E S COREEDGE COHERENT 5G 80-90% Of the Optical Market will Use Coherent Optical Engines by 2025 S H I F T T O O P E N OPEN LINE SYSTEMS XPONDERS R E L E N T L E S S C A P A C I T Y G R O W T H 30% 35% 40% 45% 50% 5 YEAR BANDWIDTH CAGR 35%+ CAGR Source: Cisco VNI E C O S Y S T E M D I S R U P T I O N CAGR = Compound Annual Growth Rate © 2022 Infinera. All rights reserved. Source: Cignal AI, Dell’Oro, Omdia, LightCounting and Infinera

7 I N F I N E R A ’ S 8 x 4 x 1 S T R A T E G Y STRATEGY ALIGNED WITH KEY GROWTH AREAS INCREASED PERFORMANCE LEAD WITH TURBO Market Size & Growth ex. China Through 2025 ICP $2.7B ↑ 6% 800G EMBEDDED $3.8B ↑ 46% PLUGGABLES (in optical systems) $5.0B ↑ 9% PLUGGABLES (outside of optical systems) NEW $1.0B+ P2MP NEW >$1.0B OPEN SOLUTIONS ↑ 17% $3.4B HUAWEI NEW $1.0B+ + 8 4 1 VERTICALLY INTEGRATED MODULAR SOLUTIONS DISRUPT W/ POINT-TO-MULTIPOINT PLUGGABLES VERTICALLY INTEGRATED MONOLITHIC INDIUM PHOSPHIDE BASED PHOTONIC INTEGRATED CIRCUIT UNIQUE CAPABILITIES LEADING PERFORMANCE & OPERATIONS, GREATEST MANUFACTURABILITY, UNRIVALED CUSTOMER VALUE MAXIMUM VALUE © 2022 Infinera. All rights reserved. Source: Cignal AI, Dell’Oro, Omdia, Infinera C O R E M E T R O A C C E S S 00G00G+ 00G GX Bookings Up 200% YoY Several Significant Design Wins Key New Ecosystem Open XR Forum Members Early Production of TROSA, XR DSP Testing Well Ramped ICE6 To High-teens As % Of Product Revenue Strong Bookings Momentum

8© 2022 Infinera. All rights reserved. OUR PRIORITIES INVEST IN GROWTH & MARGIN- ACCRETIVE TECHNOLOGIES CONTINUE TO DRIVE OPERATIONAL EFFICIENCIES ENHANCE SHAREHOLDER VALUE THROUGH GROWTH & PROFITABILITY POSITION TO EXPAND MARKET SHARE YoY comparisons reference the midpoint of Q2’22 outlook compared to Q2’21 actuals. See reconciliation of GAAP to non-GAAP on the last two pages of this slide deck. $350 Million +/- $20M +3% YoY (PRODUCT REV. ~ 7% YoY) OPERATING MARGIN % (2%) +/- 300bps -280bps GROSS MARGIN % 36.5% +/- 150bps -120bps OPEX $134 Million +/- $2M +7% YoY YoY YoY F I N A N C I A L S Q2’22 NON-GAAP OUTLOOK REVENUE

9 1. TOTALS MAY NOT ADD UP DUE TO ROUNDING. 2. Q2’22 OUTLOOK REPRESENTS THE MIDPOINT OF THE EXPECTED RANGES. 3. NON-GAAP METRICS ARE RECONCILED TO THE MOST DIRECTLY COMPARABLE GAAP FINANCIAL METRIC. 4. FOR A COMPLETE RECONCILIATION OF OTHER PERIOD RESULTS, SEE PRIOR QUARTERLY EARNINGS RELEASES. © 2022 Infinera. All rights reserved. Company Confidential. © 2022 Infinera. All rights reserved. GAAP TO NON-GAAP RECONCILIATION N O T E S Q1'21 Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 Press Release Actual Actual Actual Actual Actual Outlook Guidance Reconciliation of Revenue: U.S. GAAP as reported 330.9$ 338.2$ 355.8$ 400.3$ 338.9$ 350.0$ $350M +/- $20M Acquisition-related deferred revenue adjustment 1.0$ 1.0$ 1.0$ 1.0$ -$ -$ Non-GAAP as adjusted 331.9$ 339.2$ 356.8$ 401.2$ 338.9$ 350.0$ $350M +/- $20M Reconciliation of Gross Margin: U.S. GAAP as reported 35.4% 35.6% 33.2% 35.6% 32.9% 34.0% 34% +/- 1.5% Acquisition-related deferred revenue adjustment 0.3% 0.3% 0.3% 0.2% - - Stock-based compensation expense 0.5% 0.6% 0.4% 0.5% 0.7% 0.7% Amortization of acquired intangible assets 1.3% 1.3% 1.3% 1.4% 1.8% 1.8% Acquisition and integration costs 0.0% 0.0% 0.0% 0.0% - - Restructuring and other related costs 0.1% -0.1% 0.4% 0.0% 0.0% - Inventory related charges 0.0% 0.0% 2.3% -0.5% 0.8% - Non-GAAP as adjusted 37.6% 37.7% 38.0% 37.2% 36.2% 36.5% 36.5% +/- 1.5% Reconciliation of Operating Expenses: U.S. GAAP as reported 140.1$ 143.6$ 149.1$ 152.6$ 148.1$ 152.0$ $152M +/-$2M Stock-based compensation expense (9.2)$ (11.8)$ (11.7)$ (11.2)$ (11.0)$ (11.6)$ Amortization of acquired intangible assets (4.4)$ (4.4)$ (4.4)$ (4.3)$ (3.7)$ (3.9)$ Acquisition and integration costs (0.6)$ -$ -$ -$ -$ -$ Restructuring and other related costs (2.3)$ 0.7$ (6.5)$ (5.1)$ (7.3)$ (2.5)$ Litigation charges -$ (2.9)$ 0.6$ -$ -$ -$ Non-GAAP as adjusted 123.6$ 125.2$ 127.1$ 132.0$ 126.1$ 134.0$ $134M +/- $2M Reconciliation of Income/(Loss) from Operations U.S. GAAP as reported -7.0% -6.9% -8.7% -2.5% -10.8% -10.0% -10.0% +/- 3% Acquisition-related deferred revenue adjustment 0.3% 0.3% 0.3% 0.2% - - Stock-based compensation expense 3.3% 4.1% 3.9% 3.4% 3.9% 4.1% Amortization of acquired intangible assets 2.7% 2.7% 2.5% 2.5% 2.9% 2.9% Acquisition and integration costs 0.2% 0.0% 0.0% 0.0% - - Restructuring and other related costs 0.9% -0.3% 2.3% 1.2% 2.2% 1.0% Inventory related charges 0.0% 0.0% 2.3% -0.5% 0.8% - Litigation charges 0.0% 0.9% -0.2% 0.0% - - Non-GAAP as adjusted 0.4% 0.8% 2.4% 4.3% -1.0% -2.0% -2.0% +/- 3% Reconciliation of Net Income/(Loss) per Common Share U.S. GAAP as reported (0.24)$ (0.17)$ (0.26)$ (0.16)$ (0.20)$ Acquisition-related deferred revenue adjustment 0.00$ 0.00$ 0.00$ -$ -$ Stock-based compensation expense 0.05$ 0.07$ 0.07$ 0.06$ 0.07$ Amortization of acquired intangible assets 0.04$ 0.04$ 0.04$ 0.05$ 0.05$ Acquisition and integration costs 0.00$ -$ -$ -$ -$ Restructuring and other related costs 0.01$ (0.00)$ 0.04$ 0.02$ 0.03$ Inventory related charges -$ -$ 0.04$ (0.01)$ 0.01$ Amortization of debt discount on Infinera's convertible senior notes 0.03$ 0.04$ 0.04$ 0.05$ -$ Litigation charges -$ 0.01$ (0.00)$ -$ -$ Foreign exchange (gains) losses, net 0.06$ (0.02)$ 0.02$ 0.02$ (0.03)$ Income tax effects (0.00)$ (0.00)$ (0.00)$ -$ -$ Non-GAAP as adjusted (0.03)$ (0.03)$ (0.01)$ 0.03$ (0.07)$

10 1. TOTALS MAY NOT ADD UP DUE TO ROUNDING. 2. NON-GAAP METRICS ARE RECONCILED TO THE MOST DIRECTLY COMPARABLE GAAP FINANCIAL METRIC. 3. WE DEFINE FREE CASH FLOW AS NET CASH PROVIDED BY OPERATING ACTIVITIES IN THE PERIOD MINUS THE PURCHASE OF PROPERTY AND EQUIPMENT, NET MADE IN THE PERIOD. 4. FOR A COMPLETE RECONCILIATION OF OTHER PERIOD RESULTS, SEE PRIOR QUARTERLY EARNINGS RELEASES. © 2022 Infinera. All rights reserved. Company Confidential. © 2022 Infinera. All rights reserved. GAAP TO NON-GAAP and FREE CASH FLOW RECONCILIATION N O T E S Q1'21 Q2'21 Q3'21 Q4'21 Q1'22 Actual Actual Actual Actual Actual Reconciliation of Adjusted EBITDA: Non-GAAP Net Income (Loss) (5.5)$ (6.0)$ (3.0)$ 5.7$ (14.0)$ Non-GAAP Interest expense 4.8$ 4.8$ 5.2$ 5.0$ 5.0$ Non-GAAP Income tax effects 1.4$ 3.2$ 5.9$ 3.2$ 6.0$ Non-GAAP Depreciation and Amortization 11.5$ 9.8$ 12.0$ 13.3$ 11.6$ Non-GAAP as adjusted 12.2$ 11.7$ 20.0$ 27.1$ 8.6$ Reconciliation of Free Cash Flow U.S. GAAP: Net cash provided by (used in) operating activities 18.6$ 21.3$ (13.2)$ 1.4$ 15.8$ Purchase of property and equipment, net (11.7)$ (14.1)$ (6.5)$ (9.1)$ (16.1)$ Free Cash Flow 6.9$ 7.2$ (19.7)$ (7.7)$ (0.3)$

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